EXHIBIT (h)(1)(b)

Amended Appendix A to the Administrative Services Agreement

Dated: October 1, 2019

Calvert Fund	Class	Fee	Notes
Calvert Impact Fund Inc.
Calvert Global Energy Solutions Fund	A	0.12%	--
Calvert Global Energy Solutions Fund	C	0.12%	--
Calvert Global Energy Solutions Fund	I	0.12%	--
Calvert Global Water Fund	A	0.12%	--
Calvert Global Water Fund	C	0.12%	--
Calvert Global Water Fund	I	0.12%	--
Calvert Green Bond Fund	A	0.12%	--
Calvert Green Bond Fund	I	0.12%	0.02% waived until 1-31-2018
Calvert Green Bond Fund	R6	0.12%	--
Calvert Small-Cap Fund	A	0.12%	--
Calvert Small-Cap Fund	C	0.12%	--
Calvert Small-Cap Fund	I	0.12%	0.02% waived until 1-31-2018
Calvert Small-Cap Fund	R6	0.12%	--
Calvert Management Series
Calvert Absolute Return Bond Fund	A	0.12%	--
Calvert Absolute Return Bond Fund	C	0.12%	--
Calvert Absolute Return Bond Fund	I	0.12%	0.02% waived until 4-30-2018
Calvert Absolute Return Bond Fund	R6	0.12%	--
Calvert Floating-Rate Advantage Fund	A	0.12%	--
Calvert Floating-Rate Advantage Fund	I	0.12%	--
Calvert Floating-Rate Advantage Fund	R6	0.12%	--
Calvert Responsible Municipal Income Fund	A	0.12%	0.02% waived until 4-30-2018
Calvert Responsible Municipal Income Fund	C	0.12%	0.02% waived until 4-30-2018
Calvert Responsible Municipal Income Fund	I	0.12%	0.02% waived until 4-30-2018
Calvert Responsible Index Series, Inc.
Calvert International Responsible Index Fund	A	0.12%	Fee will be waived until 1-31-2018
Calvert International Responsible Index Fund	I	0.12%	Fee will be waived until 1-31-2018
Calvert International Responsible Index Fund	R6	0.12%	--
Calvert U.S. Large-Cap Core Responsible Index Fund	A	0.12%	--
Calvert U.S. Large-Cap Core Responsible Index Fund	C	0.12%	--
Calvert U.S. Large-Cap Core Responsible Index Fund	I	0.12%	0.02% waived until 1-31-2018
Calvert U.S. Large-Cap Core Responsible Index Fund	R6	0.12%	--
Calvert U.S. Large-Cap Growth Responsible Index Fund	A	0.12%	Fee will be waived until 1-31-2018
Calvert U.S. Large-Cap Growth Responsible Index Fund	I	0.12%	Fee will be waived until 1-31-2018
Calvert U.S. Large-Cap Value Responsible Index Fund	A	0.12%	Fee will be waived until 1-31-2018
Calvert U.S. Large-Cap Value Responsible Index Fund	I	0.12%	Fee will be waived until 1-31-2018

Calvert Fund	Class	Fee	Notes
Calvert Responsible Index Series, Inc. (continued)
Calvert U.S. Mid-Cap Core Responsible Index Fund	A	0.12%	Fee will be waived until 1-31-2018
Calvert U.S. Mid-Cap Core Responsible Index Fund	I	0.12%	Fee will be waived until 1-31-2018
Calvert Social Investment Fund
Calvert Aggressive Allocation Fund	A	0	--
Calvert Aggressive Allocation Fund	C	0	--
Calvert Aggressive Allocation Fund	I	0	--
Calvert Balanced Fund	A	0.12%	--
Calvert Balanced Fund	C	0.12%	--
Calvert Balanced Fund	I	0.12%	--
Calvert Balanced Fund	R6	0.12%	--
Calvert Bond Fund	A	0.12%	--
Calvert Bond Fund	C	0.12%	--
Calvert Bond Fund	I	0.12%	0.02% waived until 1-31-2018
Calvert Bond Fund	R6	0.12%	--
Calvert Conservative Allocation Fund	A	0	--
Calvert Conservative Allocation Fund	C	0	--
Calvert Conservative Allocation Fund	I	0	--
Calvert Equity Fund	A	0.12%	--
Calvert Equity Fund	C	0.12%	--
Calvert Equity Fund	I	0.12%	0.02% waived until 1-31-2018
Calvert Equity Fund	R6	0.12%	--
Calvert Moderate Allocation Fund	A	0	--
Calvert Moderate Allocation Fund	C	0	--
Calvert Moderate Allocation Fund	I	0	--
Calvert World Values Fund Inc.
Calvert Emerging Markets Advancement Fund	A	0.12%	--
Calvert Emerging Markets Advancement Fund	I	0.12%	--
Calvert Emerging Markets Equity Fund	A	0.12%	--
Calvert Emerging Markets Equity Fund	C	0.12%	--
Calvert Emerging Markets Equity Fund	I	0.12%	0.02% waived until 1-31-2018
Calvert Emerging Markets Equity Fund	R6	0.12%	--
Calvert International Equity Fund	A	0.12%	--
Calvert International Equity Fund	C	0.12%	--
Calvert International Equity Fund	I	0.12%	--
Calvert International Equity Fund	R6	0.12%	--

Calvert Fund	Class	Fee	Notes
Calvert World Value Fund, Inc. (continued)
Calvert International Opportunities	A	0.12%	--
Calvert International Opportunities	C	0.12%	--
Calvert International Opportunities	I	0.12%	--
Calvert International Opportunities Fund	R6	0.12%	--
Calvert Mid-Cap Fund	A	0.12%	--
Calvert Mid-Cap Fund	C	0.12%	--
Calvert Mid-Cap Fund	I	0.12%	0.02% waived until 1-31-2018
Calvert Fund	Class	Fee	Notes
The Calvert Fund
Calvert High Yield Bond Fund	A	0.12%	0.02% waived until 1-31-2018
Calvert High Yield Bond Fund	C	0.12%	0.02% waived until 1-31-2018
Calvert High Yield Bond Fund	I	0.12%	0.02% waived until 1-31-2018
Calvert High Yield Bond Fund	R6	0.12%	--
Calvert Income Fund	A	0.12%	--
Calvert Income Fund	C	0.12%	--
Calvert Income Fund	I	0.12%	0.02% waived until 1-31-2018
Calvert Long-Term Income Fund	A	0.12%	--
Calvert Long-Term Income Fund	I	0.12%	0.02% waived until 1-31-2018
Calvert Short Duration Income Fund	A	0.12%	--
Calvert Short Duration Income Fund	C	0.12%	--
Calvert Short Duration Income Fund	I	0.12%	0.02% waived until 1-31-2018
Calvert Short Duration Income Fund	R6	0.12%	--
Calvert Ultra-Short Duration Income Fund	A	0.12%	-
Calvert Ultra-Short Duration Income Fund	I	0.12%	0.02% waived until 1-31-2018
Calvert Ultra-Short Duration Income Fund	R6	0.12%	--
Calvert Variable Products, Inc.
Calvert VP EAFE International Index Portfolio	I	0.12%	0.02% waived until 4-30-2018
Calvert VP EAFE International Index Portfolio	F	0.12%	0.02% waived until 4-30-2018
Calvert VP Investment Grade Bond Index Portfolio	I	0.12%	0.02% waived until 4-30-2018
Calvert VP Investment Grade Bond Index Portfolio	F	0.12%	0.02% waived until 4-30-2018
Calvert VP Nasdaq 100 Index Portfolio	I	0.12%	0.02% waived until 4-30-2018
Calvert VP Nasdaq 100 Index Portfolio	F	0.12%	0.02% waived until 4-30-2018
Calvert VP Russell 2000 Small Cap Index Portfolio	I	0.12%	0.02% waived until 4-30-2018
Calvert VP Russell 2000 Small Cap Index Portfolio	F	0.12%	0.02% waived until 4-30-2018
Calvert VP S&P 500 Index Portfolio	*	0.12%	0.02% waived until 4-30-2018
Calvert VP S&P MidCap 400 Index Portfolio	I	0.12%	0.02% waived until 4-30-2018
Calvert VP S&P MidCap 400 Index Portfolio	F	0.12%	0.02% waived until 4-30-2018

Calvert Fund	Class	Fee	Notes
Calvert Variable Products, Inc. (continued)
Calvert VP Volatility Managed Growth Portfolio	F	0.12%	0.02% waived until 4-30-2018
Calvert VP Volatility Managed Moderate Growth Portfolio	F	0.12%	0.02% waived until 4-30-2018
Calvert VP Volatility Managed Moderate Portfolio	F	0.12%	0.02% waived until 4-30-2018
Calvert Variable Series, Inc.
Calvert VP SRI Balanced Portfolio	I	0.12%	--
Calvert VP SRI Balanced Portfolio	F	0.12%	--
Calvert VP SRI Mid Cap Portfolio	*	0.12%	--

*Portfolio offers only one unnamed class of shares.

In addition, each Fund is authorized to offer Class T shares and is authorized to pay 0.12% annually in administrative services fees.